Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 9—INCOME TAXES

Income tax (benefit) expense from continuing operations is summarized as follows:

	Year Ended December 31,
	2014	2013	2012
Current:
Federal	$(8,856)	$1,681	$6,394
State	372	773	1,189
Deferred:
Federal	4,973	1,702	(70,873)
State	2,104	1,948	(17,614)

Total income tax (benefit) expense	$(1,407)	$6,104	$(80,904)

The consolidated income tax provision was different from the amount computed using the U.S. statutory income tax rate for the following reasons:

	Year Ended December 31,
	2014	2013	2012
Pre-tax (loss) income from continuing operations	$(10,663)	$10,008	$13,375

Federal tax (benefit) expense, at statutory rates	(3,732)	3,503	4,681
State tax expense (benefit), net of federal tax effects	13	1,748	(173)
Entity restructuring reduction in state deferred tax assets	1,597	—	—
Non-deductible transaction costs	849	—	—
Permanent non-deductible expenses	203	241	97
Impact of equity investment income at statutory tax rate	128	575	476
Tax effect of uncertain tax position	(302)	86	152
Employment credits	(100)	(276)	—
Other	(63)	—	—
Reduction in gross deferred tax assets due to IRC Section 382 limitations	—	227	396
Decrease in valuation allowance	—	—	(86,533)

Total tax (benefit) expense from continuing operations	$(1,407)	$6,104	$(80,904)

The Company’s effective tax rate was 13.6%, 52.4% and (554.9)% for the years ended December 31, 2014, 2013 and 2012, respectively. The Company’s tax rate was different from the statutory tax rate primarily due to state income taxes, a reduction in deferred tax assets resulting from state NOL’s not able to be recognized following a restructuring in the Company’s organization, professional expenses incurred during 2014 that are not deductible for tax purposes and changes in uncertain tax positions.

Components of the Company’s deferred tax assets (liabilities) are as follows:

	December 31,
	2014	2013
Tax basis of property, equipment and other assets over book basis	$58,080	$62,663
Net operating loss carryforwards	21,298	14,926
Deferred income	10,193	10,295
Deferred rent	6,515	5,594
Equity compensation accruals	3,894	2,645
Compensation and other accruals	2,842	2,682
Tax basis of goodwill and intangible property over book	1,881	1,488
Basis difference in investee	1,056	2,809
Alternative minimum tax credit carryforwards	779	779

Total deferred tax asset	$106,538	$103,881

The balance sheet presentation of the Company’s deferred income taxes is as follows:

	December 31,
	2014	2013
Current deferred tax assets	$5,046	$4,412
Current deferred tax liabilities	(355)	(574)

Net current deferred tax assets	$4,691	$3,838
Non-current deferred tax assets	$102,168	$100,279
Non-current deferred tax liabilities	(321)	(236)

Net non-current deferred tax assets	101,847	100,043

Net deferred tax assets	$106,538	$103,881

The Company experienced an “ownership change” within the meaning of Section 382(g) of the Internal Revenue Code of 1986, as amended, during the fourth quarter of 2008. The ownership change has and will continue to subject the Company’s pre-ownership change net operating loss carryforwards to an annual limitation, which will significantly restrict its ability to use them to offset taxable income in periods following the ownership change. In general, the annual use limitation equals the aggregate value of the Company’s stock at the time of the ownership change multiplied by a specified tax-exempt interest rate.

As a result of the ownership change, the Company is limited to an approximate $1.7 million annual limitation on its ability to utilize its pre-change NOLs and recognized built-in losses. The Company determined that at the date of the ownership change, it had a net unrealized built-in loss (“NUBIL”). The NUBIL is determined based on the difference between the fair market value of the Company’s assets and their tax basis at the ownership change. Because of the NUBIL, certain deductions recognized during the five-year period beginning on the date of the IRC Section 382 ownership change (the “recognition period”) are subjected to the same limitation as the net operating loss carryforwards. Because the annual limitation is applied first against the realized built-in losses (“RBILs”), the Company does not expect to utilize any of its net operating carryforwards during the five year recognition period. The amount of the disallowed RBILs could increase if the Company disposes of assets with built-in losses at the date of the ownership change during the recognition period. The recognition period ended on October 31, 2013.

The Company’s acquisition of Digiplex (see Note 4—Acquisitions) triggered an ownership change for Digiplex during the third quarter of 2014. The Company has evaluated the impact of this ownership change and has determined at the acquisition date that Digiplex had a net unrealized built-in gain and was therefore not subject to an RBIL limitation. Therefore, the Company does not believe that the ownership change will significantly limit its ability to utilize net operating losses acquired from Digiplex. The Company recorded a deferred tax asset of $9,776 in the acquisition of Digiplex.

As discussed in Note 4–Acquisitions, the Company recorded a deferred tax asset of $3,441 in the acquisition of Muvico.

At December 31, 2014, the Company had federal and state net operating loss carryforwards of $49,419 and $91,926, respectively, net of IRC Section 382 limitations, to offset the Company’s future taxable income. The federal and state net operating loss carryforwards will begin to expire in the year 2020. In addition, the Company’s alternative minimum tax credit carryforward of approximately $779 has an indefinite carryforward life but is subject to the IRC Section 382 limitation.

Valuation Allowance

At December 31, 2014 and December 31, 2013, the Company’s deferred tax assets, net of IRC Section 382 limitations, were $106,538 and $103,881, respectively. As of each reporting date, the Company assesses whether it is more likely than not that its deferred tax assets will be recovered from future taxable income, taking into account such factors as earnings history, taxable income in the carryback period, reversing temporary differences, projections of future taxable income, the finite lives of certain deferred tax assets and the impact of IRC 382 limitations. Both positive and negative evidence, as well as the objectivity and verifiability of that evidence, is considered in determining the appropriateness of recording a valuation allowance on deferred tax assets. When sufficient evidence exists that indicates that recovery is not more likely than not, a valuation allowance is established against the deferred tax assets, increasing the Company’s income tax expense in the period that such conclusion is made.

After reviewing all positive and negative evidence at December 31, 2012, the Company determined that it was more likely than not that its deferred tax asset balance would be recovered from future taxable income and reversed the valuation allowance of $86,533 on its deferred tax assets. The Company identified multiple sources of positive evidence in determining to reverse its valuation allowance. At December 31, 2012, the Company had generated cumulative pre-tax income for the most recent rolling three-year period. Subsequent to the valuation allowance being established, the Company had not achieved cumulative pre-tax income for a rolling three-year period prior to December 31, 2012. The Company believes that the improvement in operating results is primarily related to the Company’s focus on improving its circuit by modernizing existing theatres, closing underperforming theatres and through accretive acquisitions. The Company concluded that this record of cumulative profitability in recent years, the Company’s large amount of taxable income available in the carryback period, the acquisition of Rave in 2012, the Company’s trend of improving earnings and the timing of reversals of the Company’s deferred tax liabilities creating future taxable income outweigh any negative evidence identified. As a result, the Company reversed the valuation allowance of $86,533 on its deferred tax assets. The Company’s determination to reverse the valuation allowance involved significant estimates and judgments. If future results are significantly different from these estimates and judgments, the Company may be required to record a valuation allowance against its deferred tax assets.

The Company has assessed all positive and negative evidence at December 31, 2014 to determine whether it was more likely than not that its deferred tax asset balance would be recovered from future taxable income. This assessment considered, among other items, the Company’s profitability in recent years, including cumulative pre-tax income for the rolling three-year period, the successful completion of recent acquisitions, industry expectations regarding future box office performance, the Company’s positive earnings in recent years and the timing of the reversals of the Company’s deferred tax liabilities creating future taxable income. The Company believes that these factors outweigh any negative evidence identified and has not recorded a valuation allowance against its deferred tax assets.

Income Tax Uncertainties

The benefits of uncertain tax positions are recorded in the Company’s financial statements only after determining a more-likely-than-not probability that the uncertain tax positions will withstand challenge, if any, from taxing authorities.

As of December 31, 2014 and 2013, the amount of unrecognized tax benefits related to continuing operations was $167 and $2,763 respectively, all of which would affect the Company’s annual effective tax rate, if recognized. The unrecognized tax benefits as of December 31, 2013 were primarily associated with the Company’s non-forfeitable ownership interest in SV Holdco, LLC (See Note 11- Screenvision Transaction). The Company had recognized a tax basis for these units that was lower than the carrying value for financial statement purposes. However, as this tax position may not have been sustained upon examination, the Company had recorded a related liability for this uncertain tax position. During the year ended December 31, 2014, the Company recognized a tax benefit of $2,639, less the related deferred tax asset of $2,453, related to its previously unrecognized tax benefits as a result of a lapse of the statute of limitations.

A reconciliation of the beginning and ending uncertain tax positions is as follows:

Gross unrecognized tax benefits at January 1, 2012	$2,526
Increases in tax positions for prior years	152
Decreases in tax positions for prior years	—
Increases in tax positions for current year	—
Settlements	—
Lapse in statute of limitations	—

Gross unrecognized tax benefits at December 31, 2012	2,678
Increases in tax positions for prior years	—
Decreases in tax positions for prior years	—
Increases in tax positions for current year	132
Settlements	—
Lapse in statute of limitations	(47)

Gross unrecognized tax benefits at December 31, 2013	2,763
Increases in tax positions for prior years	43
Decreases in tax positions for prior years	—
Decreases in tax positions for current year	(210)
Settlements	—
Lapse in statute of limitations	(2,429)

Gross unrecognized tax benefits at December 31, 2014	$167

The Company files consolidated and separate income tax returns in the United States federal jurisdiction and in many state jurisdictions. The Company is no longer subject to United States federal income tax examinations for years before 2000 and is no longer subject to state and local income tax examinations by tax authorities for years before 1999.

The Company recognizes potential accrued interest and penalties related to unrecognized tax benefits in interest expense and general and administrative expenses, respectively, in the Company’s consolidated statements of operations. Amounts accrued for interest and penalties as of December 31, 2014 and 2013 are not significant to the consolidated financial statements.